                                                                EXHIBIT 10.23

[FORD LOGO]                                     *THESE ITEMS MUST APPEAR ON ALL SHIPPING AND BILLING
                Purchase Order          *Blanket order number (if any)          *Purchase Order Number, or Release
                  AMENDMENT                                                     Authorization when blanket order
                                                                                is entered

BUYER AGREES TO PURCHASE AND RECEIVE    FMOFB BKBO 058050                       AMENDMENT - 0008

        FORD MOTOR COMPANY              F.O.B. (Title Transfer Point)           DATE OF ORDER
                                        DESTINATION                             02/21/96

NATIONAL TECHTEAM INC.                  TRANSPORTATION TERMS                    DELIVERY DATE
22000 GARRISON AVE                      PREPAID
DEARBORN                MI              PAYMENT TERMS                           SHIPPING POINT
43124                                   NET 30 DAYS

SELLER, AGREES TO SELL AND DELIVER      ROUTING                                 FUNDS
SUPPLIES AND SERVICES SPECIFIED HEREIN  SELLERS' DELIVERY                       FUNDS = USD

*Ship tax                       SALES AND USE TAXES                     *INVOICE TO:

AS RELAEASED                    DO NOT BILL SALES OR USE TAX            AS RELEASED
                                BECAUSE PURCHASES ARE COVERED BY
                                DIRECT PAY.

                                SEE SECTION 15 FOR ADDITONAL
                                INFORMATION AND INSTRUCTIONS


--------------------------------------------------------------------------------
LINE#   *ITEM NUMBER*     QUANTITY*  U/M PRC/QTY   U/M                UNIT PRICE
--------------------------------------------------------------------------------
***********************************DESCRIPTION**********************************

THE FOLLOWING PLANTS ARE COVERED UNDER THIS BLANKET ORDER:
        AF1FB   MARKETING & SALES OPERATI
        AF30A   FPSD PARTS REDISTRIBUTION
        AF31A   FPSD NATIONAL PARTS
        AF38A   FPSD DETROIT PARTS
        AF52A   FPSD GENERAL OFFICE
        AP01A   FORD ATLANTA ASSEMBLY
        AP02A   FORD MICHIGAN TRUCK
        AP03A   FORD CHICAGO ASSEMBLY
        AP04A   FORD OHIO ASSEMBLY
        AP05A   FORD DEARBORN ASSEMBLY
        AP06A   FORD KANSAS CITY ASSEMBLY
        AP06F   FORD KANSAS CITY PAINT
        AP07A   FORD LORAIN ASSEMBLY
        AP09A   FORD LOUISVILLE ASSEMBLY
        AP11A   FORD EDISON ASSEMBLY
        AP12A   FORD NORFOLK ASSEMBLY
        AP14A   FORD ST LOUIS ASSEMBLY
        AP15A   FORD TWIN CITIES ASSEMBLY
        AP16A   FORD WAYNE ASSEMBLY
        AP17A   FORD WIXOM ASSEMBLY
        AP18A   FORD PILOT PLANT
        AP19A   FORD KENTUCKY TRUCK

        CC0BA   GENERAL OFFICE
        CC01A   FORD SHELDON RD
        CC05A   FORD CCD CONNERSVILLE
        CS0AA   CASTING DIV GEN OFFICE
        CS04A   FORD CLEVELAND CASTING
        CS07A   FORD VULCAN FORGE WORKS
        CS08A   ESSEX ALUMINUM PLT
        EE0CA   GENERAL OFFICE
        EE0FA   NORTH PENN ELECTRONIC PAC
        EE0FF   NP TEST ENGR/KULPSVILLE
        EE01A   FORD EED RAWSONVILLE
        EE02A   FORD PPD SANDUSKY PLANT
        EE03A   FORD EED YPSILANTI
        EE04A   FORD EED LANSDALE
        EE05J   EXPORT OPERATION N. PENN
        EE06A   BEDFORD
        EF0AA   ROMEO ENGINE PLANT
        EF0EA   WINDSOR TRANSPORTATION SVCS
        EF01A   CLEVELAND ENGINE PLT #1
        EF02A   CLEVELAND ENGINE PLANT #2


* SUPPLIER CODE - Q479D BUYER       IS:  SUE SEESTADT (4743)  (313) 322-7132

         ORDER DATE:           02/21/96 BLANKET ORDER NO. FM0FB BKBO 058050

         EF03A  DEARBORN ENGINE
         EF05A  FORD ENGINE GENERAL OFFICE
         EF06A  LIMA ENGINE PLT
         EF17A  ESSEX ENGINE PLANT

         EF18A  FORD CHIHUAHUA ENGINE
         FD0JC  CAR PRODUCT DEVEL - ENVIR
         FD0LA  TRAFFIC & TRUCK SERVICES
         FD0MA  RAILROAD-TRACK STOCK
         FD0MB  RAILROAD-HEAVY EQUIPMENT
         FD0NA  CONSTR, BLDG. & ENVIRON
         FD0PA  POWERHOUSE
         FD0QA  REPROGRAPHICS & OFFICE ST
         FD0RA  TECHNICAL PHOTOGRAPHY
         FD0SA  GRAPHIC ARTS & ADMIN SERV
         FD0SB  HIGHLAND PARK T&TS
         FD0TA  CONTROLLERS OFFICE-T&TS
         FD0VA  INDUST RADIO & VIDEO SVC
         FD0WB  POWERTRAIN OPERATIONS
         FD04A  FORD UTICA TRIM PLANT
         FD05A  FORD CHESTERFIELD TRIM
         FM0CC  B & A GENERAL OFFICE
         FM0FB  CENTRAL STAFFS
         FM0RA  FORD MOTOR LIGHT TRUCK OP
         FM00Q  CAR PRODUCT DEVELOPMENT
         FM1BP  ADV.  VEHICLE ENGINEERING
         FM2EP  PRIMUS FORD CREDIT
         GD01A  DEARBORN GLASS PLT
         GD02A  FORD NASHVILLE GLASS

         GD05A  GLASS DIV GENERAL OFF
         GD07A  FORD TULSA GLASS
         GD09A  FORD GLASS CARLITE
         GD21A  FORD GLASS DIV
         L7VWC  JAGUAR MAHWAH N.J.
         MS0BA  WAYNE BODY & STAMPING PLT
         MS01A  BUFFALO STAMPING PLANT
         MS02A  CHICAGO STAMPING PLANT
         MS03A  WALTON HILLS STAMPING PLT
         MS04A  DEARBORN FRAME PLT
         MS05A  DEARBORN STAMPING PLT
         MS06A  MONROE STAMPING PLANT
         MS07A  DEARBORN TOOL & DIE
         MS08A  MAUMEE STAMPING PLANT
         MS09A  WOODHAVEN STAMPING PLANT
         PP0AD  DIVISION GENERAL OFFICE
         PP02A  FORD MT CLEMENS PLANT
         PP03A  FORD SALINE PLANT
         PP04A  FORD MILAN PLANT
         TC0AA  GENERAL OFFICE
         TC02A  FORD T & C SHARONVILLE
         TC03A  FORD T & C INDIANAPOLIS
         TC04A  FORD T & C LIVONIA
         TC05A  FORD T & C STERLING

         TC11A  FORD T & C VAN DYKE
         TC12A  FORD T & C BATAVIA
         0088A  FAIRTEL ASSOCIATES
         0168A  FAIRLANE GOLF INC,
         5005A  FAO STAFF SERVICES
         7001A  FORD MOTOR LAND DEVELOP
         7050A  FORD COLORADO PROPERTIES
         9010A  FORD LEASING DEV COMPANY
         9100A  FORD MOTOR CREDIT COMPANY

MISCELLANEOUS DISTRIBUTION- FOR NON CPARS LOCATIONS.
         (PLACE AN X ON THE APPLICABLE LINE(S))
         ALL LOCATIONS
__       AIR TRANSPORTATION
__       ENGINEERING COMPUTER SYS.
__       F.M.C.C.
__       MANUFACTURING DEV.
__       U.S. LEASING/TOM KAY.
__       SYSTEMS MANAGERS
__       FIRST NATIONWIDE BANK

         ORDER DATE:           02/21/96 BLANKET ORDER NO.  FM0FB BKBO 058050

__       ENGINEERING COMPLEX (9 COPIES)
__       COPPO, ROOM 1003, BODY ENGR.
__       GRACE CLARION, RM B7, FPSD GO.
__       ASSOC.  CORP.  OF N. AMERICA

__       DYNAMOMETER BLDG.
__       DIVERSIFIED PROD.  TECH CTR.
__       SCIENTIFIC RESEARCH LAB

SPECIAL DISTRIBUTION INSTRUCTIONS:
ALLIANCE PROGRAM OFFICE
  STE. 300 ATRIUM BLDG
    ATTN:    DICK MINNICK
             JIM CLANCY
NAAO MARKETING
  JIM VANNIER, NAAO BUILDING, RM. 578

  MARY BODLEY
  FAIRLAINE TRAINING AND DEVELOPMENT CENTER
  B3
  TELEPHONE X43324

EFFECTIVE DATE
01/01/96

THIS LIMITED PURCHASE ORDER IS ISSUED TO ESTABLISH PRICES FOR THE FOLLOWING:
         APO END USER COMPUTER TRAINING PROGRAM

IT IS UNDERSTOOD THAT BUYER'S OBLIGATION WITH RESPECT TO QUANTITY COMMITMENTS SHALL BE LIMITED TO THE QUANTITIES SPECIFIED IN BUYER'S RELEASE AUTHORIZATION FORMS.

SELLER SHALL FURNISH BUYER WITH A WRITTEN REPORT INDICATING DOLLAR VOLUME OF ALL RELEASES, BY BUYER'S USING LOCATION, PROCESSED AGAINST THIS ORDER DURING THE PERIOD SPECIFIED. THIS REPORT WILL BE ISSUED ON A QUARTERLY BASIS.

NO ADDITION, DEDUCTIONS OR CHANGES AFFECTING COST OR PHYSICAL SPECIFICATIONS, INCLUDING SUBSTITUTIONS, COVERED BY THIS ORDER WILL BE HONORED OR PAID UNLESS SO STATED IN A WRITTEN NOTICE OF AMENDMENT TO PURCHASE ORDER.

THIS PURCHASE ORDER CANCELS AND SUPERSEDES PURCHASE ORDER NUMBER NP-56426. ALL REQUIREMENTS SUBSEQUENT TO 11-01-90 MUST BE INVOICED AGAINST ORDER NUMBER NP-58050.

THIS PURCHASE ORDER WILL BE EFFECTIVE FOR A ONE YEAR TERM BEGINNING 11-01-90. THE ORDER WILL BE RENEWED AUTOMATICALLY FOR ONE YEAR TERMS UNLESS EITHER PARTY NOTIFIES THE OTHER, BEFORE COMPLETION OF EACH CURRENT TERM, THAT THE ORDER WILL NOT BE RENEWED. FORD MOTOR COMPANY RESERVES THE RIGHT TO AMEND OR CANCEL THE ORDER AT ANY TIME.

INVOICE TO BE APPROVED BY MARTY GEARNS (OR DESIGNEE).

BUYER'S PAYMENT OBLIGATION SHALL BE NO MORE THAN THE SPECIFIED MAXIMUM, IF ANY, FOR SELLER'S ACTUAL TIME AT SPECIFIED RATES AND ACTUAL COSTS OF PURCHASED MATERIALS AND SERVICES. SELLER SHALL ESTABLISH A REASONABLE ACCOUNTING SYSTEM AND BUYER MAY AUDIT SELLER'S RECORDS, AT ANY TIME PRIOR TO TWO YEARS AFTER FINAL PAYMENT, TO VERIFY BUYER'S PAYMENT OBLIGATION TO SELLER.

WORK WILL BE PERFORMED AND PRICING WILL BE AS STATED IN THE ATTACHMENT TO NP-58050 DATED 10-24-90.

AMENDMENT #3 IS CREATED TO ADD UNIX RELATED TRAINING SERVICES TO THIS PURCHASE ORDER. WORK WILL BE PERFORMED AND PRICING WILL BE AS STATED IN THE ATTACHMENT TO BKBO 05805O DATED 7/23/93.
***** ADDITIONAL PROVISIONS EFFECTIVE 01/01/96 *****
FTDC WILL HAVE THE OPPORTUNITY TO REVIEW THE RESUMES OF POTENTIAL FTDC INSTRUCTORS BEFORE THEY ARE ENDORSED AS FTDC ASSOCIATES.

FTDC WILL ALLOCATE APPROXIMATELY 70% OF THE OPEN ENROLLMENT BUSINESS TO NATIONAL TECHTEAM.
NATIONAL TECHTEAM'S TOTAL DESIGNATED PERCENTAGE OF BUSINESS WILL BE DEFINED AS CLASSES THAT ARE CURRENTLY CATEGORIZED AS BOTH "GROUP TRAINING" AND "OPEN ENROLLMENT/CATALOG" COURSES.

         ORDER DATE:           02/21/96 BLANKET ORDER NO.  FM0FB BKBO 058050

FTDC WILL CONTINUE TO UTILIZE TECHTEAM FOR THE MAJORITY OF COURSEWARE DEVELOPMENT, BUT WILL HAVE THE OPTION OF USING ALTERNATE SOURCES WITH

EXTENSIVE FORD KNOWLEDGE, EXPERIENCE AND BACKGROUND FOR SOME PROJECTS. TECHTEAM WILL NO LONGER BE RESPONSIBLE FOR 100% OF COURSEWARE DEVELOPMENT. FTDC WILL INCLUDE LEAD INSTRUCTORS FROM TECHTEAM AND OTHER TRAINING SUPPLIER SUPPLIERS IN DISCUSSIONS SURROUNDING NEW COURSEWARE DEVELOPMENT, REVISIONS TO EXISTING COURSEWARE AND PRIORITIZING THE NECESSARY REVISIONS.
TECHTEAM WILL PROVIDE A FULL-TIME ADMINISTRATIVE ASSISTANT ON-SITE AT FTDC TO HANDLE GROUP TRAINING ISSUES AND OTHER ISSUES AS AGREED UPON BY TECHTEAM AND FTDC. FTDC WILL PROVIDE A WORKSTATION FOR THE ASSISTANT. TECHTEAM WILL CONTINUE TO BE RESPONSIBLE FOR THE ASSISTANT'S SECRETARY AND RELATED FRINGE BENEFITS.
TECHTEAM'S DOCUMENTATION FEE WILL REMAIN AT $38 PER HOUR.

ALL INVOICES WILL BE DISCOUNTED 1% EFFECTIVE 1-1-91, AND THE DISCOUNT IS TO BE SHOWN SEPARATELY ON THE INVOICE.

         FROM: TO:
         AS WRITTEN WORK TO BE PERFORMED AND PRICING TO BE AS STATED IN THE ATTACHED PRICE LIST DATED 4/l/92.
         COVERAGE TO BE COMPANY WIDE DIRECT RELEASE BLANKET ORDER,

FORD STANDARD COPYRIGHT, TITLE TO WORK PRODUCT, AND WORK MADE FOR HIRE TERMS & CONDITIONS APPLY TO THIS BLANKET ORDER AGREEMENT.

     000010 MI SC B0563833               HR                          85.000000
      PROJECT MANAGEMENT CONSULTING RATES DETAIL OF ALL
      DELIVERABLES  ASSOCIATED WITH THESE RATES IN VENDOR
      LETTER DATED 4/22/94 ON FILE IN BUYER'S PURCHASING
      OFFICE.

    000020 MI SC B0563834               HR                           85.000000
      NETWORK CONSULTING RATES DETAIL OF ALL DBLIVERABLES
      ASSOCIATED WITH THESE RATES IN VENDOR LETTER DATED
       4/22/94 ON FILE IN BUYER'S PURCHASING OFFICE.

    000030 MI SC B0563836               HR                           75.000000
      SOFTWARE INSTALLATION RATES DETAIL OF ALL DELIVERABLES
      ASSOCIATED WITH THESE RATES IN VENDOR LETTER DATED 4/22/94
      ON FILE IN  BUYER'S PURCHASING OFFICE.

    000040 MI SC B0563838               HR                           75.000000
      SOFTWARE INTEGRATION RATES DETAIL OF ALL DELIVERABLES
      ASSOCIATED WITH THESE RATES IN VENDOR LETTER DATED
      4/22/94 ON FILE IN BUYER'S PURCHASING OFFICE.

    000050 MI SC B0698358               HR                           75.000000
      INSTRUCTOR RATE FOR END-USER TRAINING:  WEEKENDS,
       HOURLY, EVENINGS

   000060 MI SC B0698359                DA                          290.000000
      INSTRUCTOR RATE FOR END-USER TRAINING FOR 1/2 DAY

   000070 MI SC B0698360                DA                          450.000000
      INSTRUCTOR RATE FOR END-USER COMPUTER TRAINING FOR
      FULL DAY

   000080 MI SC 90698361                DA                          105.000000
      MARKETING FEE FOR GROUP COMPUTER TRAINING PER COURSE
      FOR A HALF DAY COURSE,

   000090 MI SC 30696362                DA                          290.000000
      INSTRUCTOR RATE FOR GROUP TRAINING FOR 1/2 DAY

  000100 MI SC B0699363                  DA                         450.000000
     INSTRUCTOR RATE FOR GROUP COMPUTER TRAINING - FULL DAY

      000110 MI SC B0698364               DA                        450.000000
 INSTRUCTOR RATE FOR TECHNICAL COMPUTER TRAINING *WINDOWS
         3.1 - TECHNICAL SUPPORT PERSONNEL, *MICROSOFT
         PROJECT 4.0 - MIGRATION  FROM 3.0,*MICROSOFT
         PROJECT 4.0, *SUPERPROJECT 3.0 FOR WINDOWS AT
         HOURLY, WEEKEND, EVENING RATES (4 HOUR MINIMUM) -
         GROUP TRAINING FOR FULL DAY.

         000120 MI SC B0698365               EA                     490.000000
INSTRUCTOR RATE FOR TECHNICAL COMPUTER TRAINING -
         *WINDOWS 3.1 - TECHNICAL SUPPORT PERSONNEL,
         * MICROSOFT PROJECT 4.0 -  MIGRATION FROM 3.0,
         *MICROSOFT 4.0, *SUPERPROJECT 3.0 FOR WINDOWS -
         HALF DAY RATE (4 HOURS MINIMUM)

         ORDER DATE:           02/21/96 BLANKET ORDER NO.  FL0FB BKBO 058050

000130 MI SC B0698366                DA                             750.000000
 INSTRUCTOR RATE FOR TECHNICAL COMPUTER TRAINING FOR FULL DAY:
 * WINDOWS 3.1 - TECHNICAL SUPPORT PERSONNEL
 * MICROSOFT PROJECT 4.0 - MIGRATION FROM 3.0
 * MICROSOFT PROJECT 4.0
 * SUPERPROJECT 3.0 FOR WINDOWS

000140 MI SC B0698367                 DA                            290.000000
 TUTORIAL SERVICES: 1/2 DAY

000150 MI SC B0698368                 DA                            450.000000
 TUTORIAL SERVICES: FULL DAY

000160 MI SC B0698669                 DA                            545.000000
 CLASSROOM RENTAL - DEARBORN (UP TO 60 ROOMS PER MONTH)

000l61 Ml SC B0698671                 DA                            475.000000
 CLASSROOM RENTAL - DEARBORN (61-80 ROOMS PER MONTH)

000162 MI SC B0698675                 DA                            375.000000
 CLASSROOM RENTAL - DEARBORN (81-100 ROOMS PER MONTH)

000163 MI SC B0698676                 DA                            370.000000
 CLASSROOM RENTAL - DEARBORN (100+ R00MS PER MONTH)

000170 MI SC B0698677                 DA                            750.000000
 CLASSROOM RENTAL OUTSIDE OF SOUTHEAST MICHIGAN

000175 MI SC B0830955                 EA                            160.000000
 MARKETING FEE PER COURSE

000180 MI SC B0698678                 HR                             38.000000
 COURSE DEVELOPMENT-WRITING SERVICES

000190 MI SC B0792963                 HR                            160.000000
 MARKETING FEE FOR GROUP TRAINING PER COURSE FOR A FULL DAY COURSE IS $160.

                                               TOTAL NUMBER OF ITEMS        23